EXHIBIT 32.2

                   CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2001.

In connection with the Annual Report of OSK CAPITAL III CORP.(the "Company") on Form 10-KSB for the year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis Mailhot, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 3, 2005

        /s/ Francis Mailhot
        ------------------------
        Francis Mailhot
        Chief Accounting Officer